EXHIBIT 10.2

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and given as of the 30th day of September, 2004 by and among LIFE TIME FITNESS, Inc., a Minnesota corporation (“Borrower”), Antares Capital Corporation, a Delaware corporation (“Antares”), in its capacity as Agent for the Lenders party to the Credit Agreement described below and as a Lender, JP Morgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999 (“Chase”), as a Lender, Mariner CDO 2002, Ltd. (“Mariner”) as a Lender, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. a Delaware corporation, (“Merrill”), as a Lender and as Syndication Agent, and M&I Marshall & Ilsley Bank, a Wisconsin state bank (“M&I Bank”), as a Lender.

W I T N E S S E T H:

     WHEREAS, Borrower, Antares, Chase, Mariner, Merrill and M&I Bank are all of the parties to a certain Second Amended and Restated Credit Agreement dated as of July 19, 2001, as amended (the “Credit Agreement”); and

     WHEREAS, Borrower has requested that Agent and the Lenders amend the Credit Agreement in certain respects and waive the application of certain provisions of the Credit Agreement as more fully set forth herein and Agent and the Lenders are agreeable to such request;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. Amendments. Subject to the conditions set forth below, on the Fourth Amendment Effective Date the Credit Agreement shall be amended as follows:

      (A) Section 6.1 shall be amended and restated in its entirety as follows:

        6.1 Capital Expenditures. The Borrower and its Subsidiaries shall not make or commit to make Capital Expenditures during the twelve-month period ending December 31, 2004 in excess of $20,000,000, excluding any amount of such Capital Expenditures which are financed.

      (B) The following new definitions shall be added in their proper alphabetical places:

        “Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2004 by and among Borrower, Agent and the Lenders.

        “Fourth Amendment Effective Date” means the date upon which the Fourth Amendment is executed by each of Borrower, Antares, Chase, Mariner, Merrill and M&I Bank.

     3. General.

     (a) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with each of the Borrower, Antares, Chase, Mariner, Merrill and M&I Bank .

     (b) Headings. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

     (c) Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois without regard to its conflict of laws doctrine. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     (d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their respective authorized agents as of the date first written above.

LIFE TIME FITNESS, INC.

By:
Name:
Title:

ANTARES CAPITAL CORPORATION as Agent and Lender

By:
Name:
Title:

JP MORGAN CHASE BANK, not individually but solely as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

By:
Name:
Title:

MARINER CDO 2002, LTD.

By:
Name:
Title:

3

MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc.

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK

By:
Name:
Title:

4